UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2017

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35416	26-3718801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On July 31, 2017, U.S. Silica Holdings, Inc. issued a press release providing information regarding earnings for the quarter ended June 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

99.1	U.S. Silica Holdings, Inc. press release dated July 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2017

U.S. SILICA HOLDINGS, INC.

/s/ Donald A. Merril
Donald A. Merril
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	U.S. Silica Holdings, Inc. press release dated July 31, 2017